UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, Including Zip Code)

(617) 492-5554

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on December 9, 2010, Molecular Insight Pharmaceuticals, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the District of Massachusetts (the “Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code, Case No. 10-23355. The Company continues to operate its business and manage its properties as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Company’s Chapter 11 Case is pending before the Honorable Frank J. Bailey.

On January 20, 2011, the Court entered an order (the “Order”) relating to the motion concerning the Investment Agreement, dated as of December 9, 2010, by and between the Company and Savitr Capital LLC (“Savitr Capital”). The Court authorized the Company to assume the Investment Agreement and approved a break-up fee and expense reimbursement for Savitr Capital as specified in the Investment Agreement. The Order further authorizes the Company to actively solicit, during a 30-day period commencing on January 20, 2011, the date of entry of the Order, inquiries, proposals, offers and bids from, and negotiate with, any person regarding any alternative transaction such as an acquisition or other sale or purchase transaction or refinancing. If the Company receives, prior to or after the foregoing solicitation period, an unsolicited proposal for an alternative transaction that would reasonably be expected to result in more favorable terms to the Company than the Savitr Capital investment, the Company is permitted to negotiate such proposal and notify Savitr Capital of the terms of such proposal. There is no assurance, however, that the Company will receive or can successfully negotiate any alternative proposal, or that it will ultimately enter into a transaction with Savitr Capital, whether on the basis of the Investment Agreement or otherwise.

The Court found that the amount of the break-up fee and expense reimbursement to Savitr Capital under the Investment Agreement are reasonable and are likely to encourage bidding and, accordingly, granted the break-up fee and expense reimbursement priority status of administrative expenses under the U.S. Bankruptcy Code. The Court further ordered a reduction of the break-up fee if the Company enters into a transaction proposed or sponsored by the holders of the Company’s Senior Secured Floating Rate Bond due 2012 as contemplated by the Investment Agreement.

The foregoing description of the terms of the Order does not purport to be complete and is qualified in its entirety by reference to the Order, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company issued a press release announcing the entry of the Order, a copy of which is attached hereto as Exhibit 99.2 to this Form 8-K.

Also on January 20, 2011, the Company submitted its unaudited monthly operating report for the period December 10, 2010 through December 31, 2010 (the “Monthly Operating Report”). Exhibit 99.3 to this Current Report on Form 8-K contains a copy of the unaudited Monthly Operating Report as submitted to the Office of the United States Trustee.

The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases promulgated by the Office of the United States Trustee. The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of the Company in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP. The Monthly Operating Report also does not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Monthly Operating Report contains information for periods that may be shorter or otherwise different from those contained in reports required pursuant to the

Exchange Act. The financial information has not been reviewed or otherwise verified for accuracy or completeness by the Company’s independent registered public accountants, and there can be no assurance that the Monthly Operating Report is complete. The Company cautions readers not to place undue reliance on the Monthly Operating Report. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Office of the United States Trustee and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results. The Monthly Operating Report is being furnished for informational purposes only.

Limitation on Incorporation by Reference

Exhibits 99.2 and 99.3 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in the filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our pending Chapter 11 filing, our potential payment of the break-up fee and expense reimbursement; our solicitation and negotiation of any alternative transaction; and our ability to consummate the transactions contemplated by the Investment Agreement or otherwise; and those factors identified in our filings with the SEC. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to be materially different from historical results or from any results expressed or implied by such forward-looking statements. The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of our various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of our liabilities and/or securities receiving no value for their interests. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Order of the Bankruptcy Court, dated January 20, 2011, Authorizing: (A) Assumption of Investment Agreement; (B) Payment of Break-up Fee and Expense Reimbursement; (C) Granting of Administrative Expense Priority; and (D) Granting Related Relief.

99.2	Press Release of Molecular Insight Pharmaceuticals, Inc., issued on January 26, 2011.

99.3	Monthly Operating Report of Molecular Insight Pharmaceuticals, Inc. for the period December 10, 2010 through December 31, 2010 submitted to the Office of the United States Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 26th day of January, 2011.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

By:	/s/ Mark A. Attarian
Name: Mark A. Attarian Title: Interim Executive Vice President and Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Exhibit Description

99.1	Order of the Bankruptcy Court, dated January 20, 2011, Authorizing: (A) Assumption of Investment Agreement; (B) Payment of Break-up Fee and Expense Reimbursement; (C) Granting of Administrative Expense Priority; and (D) Granting Related Relief.

99.2	Press Release of Molecular Insight Pharmaceuticals, Inc., issued on January 26, 2011.

99.3	Monthly Operating Report of Molecular Insight Pharmaceuticals, Inc. for the period December 10, 2010 through December 31, 2010 submitted to the Office of the United States Trustee.

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